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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 7, 2006
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                         WATTS WATER TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                 001-11499                04-2916536
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(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)           File Number)           Identification No.)

             815 Chestnut Street, North Andover, Massachusetts 01845
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 688-1811
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01.  Other Events

On November 7, 2006, Watts Water Technologies, Inc. (the "Company") announced its intention to offer, subject to market and other conditions, 5,000,000 shares of its Class A common stock pursuant to an effective shelf registration statement on Form S-3 (File No. 333-124615) filed on May 4, 2005 with the Securities and Exchange Commission. In connection with the offering, the Company will grant the underwriters an option to purchase up to an additional 750,000 shares of Class A common stock from the Company to cover over-allotments, if any. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This current report does not constitute an offer to sell or the solicitation of an offer to buy any or our securities and these securities cannot be sold in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 9.01.  Financial Statements and Exhibits

      (d)   Exhibits

            99.1  Press Release issued by the Company on November 7, 2006.

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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 8, 2006               WATTS WATER TECHNOLOGIES, INC.

                                     By: /s/ Lester J. Taufen
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                                         Lester J. Taufen
                                         General Counsel

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                                  EXHIBIT INDEX


Exhibit No.         Description
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99.1                Press Release dated November 7, 2006